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                                                                    Exhibit 24.1

                               DTE ENERGY COMPANY

                          DIRECTORS' POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

     That each of the undersigned does hereby severally make, constitute and appoint David E. Meador, Bruce D. Peterson, N.A. Khouri, Sandra Kay Ennis, Susan
E. Riske, and Teresa M. Sebastian, and each of them, his or her true and lawful attorneys-in-fact to sign and execute for him or her and on his or her behalf, as a director of DTE Energy Company (the "Company"), the Company's Registration Statement to be filed on Form S-3 and any amendments or supplements thereto (including any post-effective amendments) with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form(s) as they, or any of them, may approve, with respect to issues of the Company's securities.

     This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned this 27th day of April, 2006.


/s/ LILLIAN BAUDER                      /s/ GAIL J. McGOVERN
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Lillian Bauder, Director                Gail J. McGovern, Director


/s/ ALLAN D. GILMOUR                    /s/ EUGENE A. MILLER
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Allan D. Gilmour, Director              Eugene A. Miller, Director


/s/ ALFRED R. GLANCY III                /s/ CHARLES W. PRYOR, JR.
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Alfred R. Glancy III, Director          Charles W. Pryor, Jr., Director


/s/ FRANK M. HENNESSEY                  /s/ JOSUE ROBLES, JR.
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Frank M. Hennessey, Director            Josue Robles, Jr., Director


/s/ JOE W. LAYMON                       /s/ HOWARD F. SIMS
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Joe W. Laymon, Director                 Howard F. Sims, Director


/s/ JOHN E. LOBBIA
-------------------------------------
John E. Lobbia, Director